Exhibit 99.1

CONTACT:

Investors

Karen Moran

SuccessFactors, Inc.

Investor Relations

650-645-443

kmoran@successfactors.com

Media

Andrea Meyer

SuccessFactors, Inc.

Public Relations

415-370-7329

ameyer@successfactors.com

SuccessFactors Announces 52 Percent Revenue Growth In First Quarter Fiscal 2011

•	Q1 FY11 Non-GAAP revenue grows to a record $68.0 million, up 52 percent year-over-year.

•	Q1 FY11 billings grows to $62.7 million, up 31 percent year-over-year.

•	Raises Fiscal 2011 revenue guidance.

•

Announces definitive agreement to acquire Plateau Systems Ltd., the industry’s leading learning management system (LMS), a Next Generation Portal technology, CaaS - Content as a Service. Adds core LMS functionality to the existing social learning capabilities from recently acquired Jambok, and significantly enhances the SuccessFactors Business Execution (BizX) software suite.

SAN MATEO, Calif. – April 26, 2011 – SuccessFactors, Inc. (NASDAQ: SFSF) today announced results for its first quarter fiscal 2011 which ended March 31, 2011.

“Despite very strong compares, SuccessFactors delivered strong growth in Q1, while hiring aggressively for future growth and customer investment” said Lars Dalgaard, founder and CEO of SuccessFactors. “SuccessFactors leads the very large market that we created in BizX cloud-computing. We continue to win market share while simultaneously expanding our total available market through new innovations and acquisitions. By acquiring Plateau Systems Ltd., which was eagerly requested by our sales reps and many customers, we will add learning to SuccessFactors’ scalable and secure platform and further expand our total available market. Plateau Systems Ltd. brings us a spectacular group of enterprise customers with one of the highest renewal rates in the industry at approximately 99%. By combining Plateau’s products with our Jambok social mobile video learning acquisition, we will be able to provide customers a truly unique offering, further solidifying SuccessFactors’ position as an innovator.”

Results for the First Quarter Fiscal 2011:

•

Q1 FY11 Non-GAAP Revenue: For the quarter ended March 31, 2011, non-GAAP revenue was $68.0 million, compared to the company’s prior guidance of $62.5 million to $63.5 million, and compared to $44.7 million in the quarter ended March 31, 2010, an increase of approximately 52 percent year-over-year and an increase of 10 percent sequentially from Q410.

•

Q1 FY11 Non-GAAP Operating Income: For the quarter ended March 31, 2011, the Company recognized non-GAAP operating income of $0.5 million and GAAP operating income of $0.8 million. The non-GAAP operating income excludes $11.0 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and deal related costs and a gain of approximately $11.7 million revaluation of contingent consideration for the quarter ended March 31, 2011.

•

Q1 FY11 Total Deferred Revenue: Total deferred revenue as of March 31, 2011 was $229.6 million, compared to $234.4 million at December 31, 2010 and up approximately 24 percent year-over-year from $184.9 million at March 31, 2010.

•

Q1 FY11 Cash Flow Generated from Operations: For the quarter ended March 31, 2011, cash flow generated from operating activities was $10.4 million, compared to $13.1 million in the quarter ended March 31, 2010.

•

Q1 FY11 Net Income per Common Share: For the quarter ended March 31, 2011, on a GAAP basis, net income per common share basic and diluted were $0.04 and $0.03, respectively. On a non-GAAP basis, net income per common share, basic and diluted, was $0.01. Non-GAAP net income per common share, both basic and diluted, excludes $11.0 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and deal related costs, approximately $11.7 million revaluation gain of contingent consideration related to business combinations, $0.5 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform, and approximately $1.2 million tax benefit related to Jambok. This compares to non-GAAP net income per common share of $0.00 in the fourth quarter of 2010 which excluded approximately $9.1 million of stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and deal related costs, a $4.8 million revaluation gain of contingent consideration related to business combinations and $1.5 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform, and non-GAAP net income per common share of $0.02 in the first quarter of 2010 which excluded approximately $5.0 million of stock-based compensation. For the first quarter of 2011, GAAP net income per common share calculation assumed a weighted average share count of approximately 77.5 million for basic and 83.0 million for diluted. For the fourth quarter of 2010, GAAP net loss per common share calculation assumed a weighted average share count of approximately 76.4 million. For the first quarter of 2010, GAAP net loss per common share calculation assumed average weighted share count of approximately 72.0 million.

Plateau Systems Ltd. Acquisition:

Today, SuccessFactors announced it has entered into a definitive agreement to acquire Plateau Systems Ltd., the leading learning management system (LMS), a Next Generation Portal technology, and CaaS-Content as a Service. This acquisition forms a symbiotic combination with SuccessFactors’ acquisition of social video mobile learning provider Jambok.

Customers will now have the ability to further increase employee development and business execution by implementing a comprehensive social and traditional learning strategy that includes evangelizing internal experts, utilizing easy-to-use video creation and sharing tools, as well as managing, developing, and deploying online, instructor-led, and self-study training.

Under the terms of the acquisition agreement, SuccessFactors will pay $145 million in cash plus $145 million in stock, of which $15 million is for employee stock options and RSUs, for Plateau Systems Ltd. The acquisition is subject to various closing conditions, including filings under the Hart-Scott-Rodino Antitrust Improvements Act and the issuance of a permit from the California Department of Corporations, and is currently expected to close during summer 2011.

For Additional First Quarter Fiscal 2011 Highlights please visit:

http://www.successfactors.com/press-releases/

Guidance:

SuccessFactors is initiating guidance for its second quarter fiscal 2011 and updating its outlook for the full fiscal year 2011, as of April 26, 2011.

•

Q2 FY11: Non-GAAP revenue for the company’s second fiscal quarter is projected to be in the range of approximately $69.0 million to $70.0 million. Note that non-GAAP revenue includes the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. Non-GAAP net income per common share, basic and diluted, is expected to be breakeven. This guidance does not take into account the proposed acquisition of Plateau Systems Ltd. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, deal related costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 78.6 million shares and 85.4 million shares, respectively.

•

Full Year 2011: Non-GAAP revenue for the company’s full fiscal 2011 is now expected to be in the approximate range of $275 million to $280 million, which is an increase of approximately 30 percent when compared to fiscal 2010. The company expects non-GAAP net income per common share for fiscal 2011 to be approximately breakeven. This guidance does not take into account the proposed acquisition of Plateau Systems Ltd. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, deal related costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 79.3 million shares and 85.7 million shares, respectively.

Q1 FY11 Financial Results Conference Call:

SuccessFactors will host a conference call today at 2:00 p.m. (PT) / 5:00 p.m. (ET) to discuss the first quarter and fiscal 2011 financial results with the investment community. A live web broadcast of the event will be available on SuccessFactors’ Investor Relations website at http://www.successfactors.com/investor. A live domestic dial-in is available at (888) 895-8076 or (973) 200-3188 internationally. A domestic replay will be available at (800) 642-1687 or (706) 645-9291 internationally, passcode 58088990, and available via webcast replay until May 6th, 2011.

Use of Non-GAAP Financial Information:

SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors in this press release exclude the impact of stock-based compensation expense, the amortization of intangible assets, integration costs, future cash consideration and any revaluation of contingent consideration or write-downs for fair value accounting related to business combinations, any unrealized foreign exchange gain/loss on an intercompany loan related to the acquisition of Inform, and a tax benefit related to the acquisition of Jambok. The company defines billings as revenue plus change in total deferred revenue. Non-GAAP revenue includes revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules.

About SuccessFactors, Inc.

SuccessFactors is the leading provider of cloud-based Business Execution (BizX) software solutions to organizations of all sizes, with more than 8 million users across multiple industries and geographies. We strive to delight our customers by delivering innovative solutions, a broad range of content, process expertise and best practices knowledge gained from serving our large and varied customer base. Today, we have more than 3,200 customers in more than 168 countries using our application suite in 34 languages.

Execution Is The Difference™

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Join us for SuccessConnect in San Francisco, May 11-12, Amsterdam, May 19-20 and Sydney, Aug. 24-25: http://www.successfactors.com/successconnect/.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.

These forward-looking statements include statements about future growth prospects, financial results and benefits of acquisitions. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to retain customers and to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; pricing pressures; the uncertain impact of the overall global economic conditions, including on customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that the business execution market is at an early stage of development, and may not develop as rapidly as we anticipate; risks related to the integration of the acquisitions, including retaining customers and employees, unforeseen liabilities and managing geographically-dispersed operations; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; the impact of any discovered product defects or outages; our ability to continue to sell our services outside the HR area; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; whether our resellers and other partners will be successful in marketing our products; our ability to continue to manage expenses; and the impact of unforeseen expenses, including as a result of integrating acquisitions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Further information on these and other factors that could affect these forward-looking statements is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission from time to time.

###

SuccessFactors, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	As of March 31, 2011	As of December 31, 2010
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$158,232	$75,384
Marketable securities	209,259	281,073
Accounts receivable, net of allowance for doubtful accounts	62,661	80,440
Deferred commissions	7,677	7,106
Prepaid expenses and other current assets	10,727	8,022

Total current assets	448,556	452,025
Restricted cash	918	913
Property and equipment, net	9,353	8,737
Deferred commissions, less current portion	10,604	12,854
Goodwill	67,391	64,077
Intangible assets	39,863	37,832
Other assets	936	975

Total assets	$577,621	$577,413

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$5,540	$7,254
Accrued expenses and other current liabilities	15,471	11,433
Accrued employee compensation	18,829	23,467
Deferred revenue	217,335	219,868
Acquisition-related contingent consideration	2,222	5,200

Total current liabilities	259,397	267,222

Deferred revenue, less current portion	12,236	14,577
Long-term income taxes payable	2,056	1,987
Acquisition-related contingent consideration, less current portion	12,435	21,050
Other long-term liabilities	2,350	1,248

Total liabilities	288,474	306,084

Stockholders’ equity:
Common stock	79	77
Additional paid-in capital	513,536	499,343
Accumulated other comprehensive income	4,162	3,258
Accumulated deficit	(228,630)	(231,349)

Total stockholders’ equity	289,147	271,329

Total liabilities and stockholders’ equity	$577,621	$577,413

(1)	The condensed consolidated balance sheet as of December 31, 2010 has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

SuccessFactors, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Three Months Ended March 31,
	2011	2010
		With Adoption of ASU 2009-13
Cash flow from operating activities:
Net income (loss)	$2,719	$(3,710)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,741	1,273
Amortization of deferred commissions	4,164	2,100
Stock-based compensation expense	7,648	5,026
Amortization of intangible assets	1,645	—
Gain on revaluation of contingent consideration	(11,659)	—
Unrealized foreign exchange gain on intercompany loan	(536)	—
Changes in assets and liabilities:
Accounts receivable	17,803	15,149
Deferred commissions	(2,485)	(1,892)
Prepaid expenses and other current assets	(2,691)	(1,508)
Other assets	39	(396)
Accounts payable	(1,714)	(335)
Accrued expenses and other current liabilities	3,230	244
Accrued employee compensation	(4,638)	(6,024)
Long-term income taxes payable	69	(35)
Other liabilities	(49)	(87)
Deferred revenue	(4,874)	3,326

Net cash provided by operating activities	10,412	13,131

Cash flow from investing activities:
Restricted cash	(5)	3
Capital expenditures	(1,867)	(632)
Proceeds from sale of assets	—	1
Acquisitions, net of cash acquired	(2,823)	—
Purchases of available-for-sale securities	(28,643)	(34,459)
Proceeds from maturities of available-for-sale securities	69,507	26,100
Proceeds from sales of available-for-sale securities	30,423	20,000

Net cash provided by investing activities	66,592	11,013

Cash flow from financing activities:
Proceeds from exercise of stock options, net	5,362	1,936
Principal payments on capital lease obligations	—	10

Net cash provided by financing activities	5,362	1,946

Effect of exchange rate changes on cash and cash equivalents	482	(104)

Net increase in cash and cash equivalents	82,848	25,986
Cash and cash equivalents at beginning of period	75,384	76,618

Cash and cash equivalents at end of period	$158,232	$102,604

SuccessFactors, Inc.

Condensed Consolidated Statement of Operations

(unaudited, in thousands)

	Three Months Ended
	March 31,
	2011	2010
		With Adoption of ASU 2009-13
Revenue
Subscription and support	$51,192	$36,480
Professional services and other	16,406	8,255

Total revenue	67,598	44,735

Cost of revenue (1)
Subscription and support	9,435	5,145
Professional services and other	10,635	5,444

Total cost of revenue	20,070	10,589

Total gross profit	47,528	34,146

Operating expenses: (1)
Sales and marketing	30,971	22,242
Research and development	13,766	7,725
General and administrative	13,660	7,494
Revaluation of contingent consideration	(11,659)	—

Total operating expenses	46,738	37,461

Income (loss) from operations	790	(3,315)

Unrealized foreign exchange gain on intercompany loan	536	—
Interest income (expense) and other, net	784	(268)

Income (loss) before provision for income taxes	2,110	(3,583)

Benefit for (provision of) income taxes	609	(127)

Net income (loss)	$2,719	$(3,710)

Basic net income (loss) per common share	$0.04	$(0.05)

Diluted net income (loss) per common share	$0.03	$(0.05)

Shares used in per common share calculation:
Basic *	77,542	72,008
Diluted	82,982	72,008
(1) Amounts include stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs as follows:

	Three Months Ended
	March 31,
	2011	2010
Cost of revenue	$2,363	$603
Sales and marketing	3,228	1,955
Research and development	1,427	875
General and administrative	4,020	1,593

	$11,038	$5,026

*	Excludes 561,883 shares held in escrow in connection with Inform and Cubetree acquisitions

SuccessFactors, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010
Non-GAAP Revenue
Revenue	$67,598	$44,735
(a) Net impact of acquisition related deferred revenue before fair value adjustment	352	—

Non-GAAP Revenue	$67,950	$44,735

Billings reconciliation:
GAAP Revenue	$67,598	$44,735

Ending total deferred revenue	229,571	184,950
Less: Beginning total deferred revenue	234,445	181,624

Change in total deferred revenue	(4,874)	3,326

Billings (revenue plus change in total deferred revenue)	$62,724	$48,061

Billings (loss) profit and margin reconciliation:
Billings revenue	$62,724	$48,061
Non-GAAP total cost of revenue and operating expenses (total spend)	67,429	43,024

Billings (loss) profit	$(4,705)	$5,037

Billings margin	-8%	10%

Net income (loss) and net income (loss) per share reconciliations:
GAAP net income (loss)	$2,719	$(3,710)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	352	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	11,038	5,026
(c) Revaluation of contingent consideration	(11,659)	—
(d) Foreign exchange unrealized gain on intercompany acquisition loan related to Inform	(536)	—
(e) Tax benefit related to Jambok	(1,151)	—

Non-GAAP net income excluding stock-based compensation expense and other items	$763	$1,316

GAAP net income (loss) per common share - basic	$0.04	$(0.05)

GAAP net income (loss) per common share - diluted	$0.03	$(0.05)

Non-GAAP net income per common share (excluding stock-based compensation expense and other items) - basic	$0.01	$0.02

Non-GAAP net income per common share (excluding stock-based compensation expense and other items) - diluted	$0.01	$0.02

GAAP shares used in computing net loss per common share, basic	77,542	72,008

GAAP shares used in computing net loss per common share, diluted	82,982	72,008

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$66,808	$48,050
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	11,038	5,026
(c) Revaluation of contingent consideration	(11,659)	—

Non-GAAP total cost of revenue and operating expenses (total spend)	$67,429	$43,024

Gross profit and gross margin reconciliations:
GAAP gross profit	$47,528	$34,146
(a) Net impact of acquisition related deferred revenue before fair value adjustment	352	—
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,363	603

Non-GAAP gross profit	$50,243	$34,749

GAAP gross margin percentage	70%	76%

Non-GAAP gross margin percentage	74%	78%

Cost of revenue reconciliation:
GAAP cost of revenue	$20,070	$10,589
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,363	603

Non-GAAP cost of revenue	$17,707	$9,986

Total operating expenses reconciliation:
GAAP operating expenses	$46,738	$37,461
(b2) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	8,675	4,423
(c) Revaluation of contingent consideration	(11,659)	—

Non-GAAP operating expenses	$49,722	$33,038

Total sales and marketing reconciliation:
GAAP sales and marketing	$30,971	$22,242
(b3) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	3,228	1,955

Non-GAAP sales and marketing	$27,743	$20,287

Total research and development reconciliation:
GAAP research and development	$13,766	$7,725
(b4) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	1,427	875

Non-GAAP research and development	$12,339	$6,850

Total general and administrative reconciliation:
GAAP general and administrative expenses	$13,660	$7,494
(b5) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	4,020	1,593

Non-GAAP general and administrative	$9,640	$5,901

Operating margin reconciliation:
GAAP income (loss) from operations	$790	$(3,315)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	352	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	11,038	5,026
(c) Revaluation of contingent consideration	(11,659)	—

Non-GAAP income from operations less stock-based compensation and other items	$521	$1,711

Non-GAAP Revenue	$67,950	$44,735

Non-GAAP operating margin percentage	1%	4%

Free cash flow reconciliation:
Net cash provided by operating activities	$10,412	$13,131
Less: Capital expenditures	(1,867)	(632)

Free cash flow	$8,545	$12,499